SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

      Filed by registrant  [X]
      Filed by a party other than the registrant[ ]
      Check the appropriate box:
       [ ]  Preliminary proxy statement
       [X]  Definitive proxy statement
       [ ]  Definitive additional  materials
       [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           The New Germany Fund, Inc.
                (Name of Registrant as Specified in Its Charter)

                           The New Germany Fund, Inc.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       5) Total fee paid:

       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

       1) Amount previously paid:

       ---------------------------------------------------

       2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------------

       3) Filing Party:

       ---------------------------------------------------

       4) Date Filed:

       ---------------------------------------------------

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 20, 1997

                              --------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The New Germany Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 20, 1997 at the offices of Deutsche Morgan Grenfell Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

     1.   To elect six Directors.

     2. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

     3. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 5, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

     If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                         Robert R. Gambee
                                                         Secretary

Dated: May 9, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 20, 1997

                              --------------------
                                 PROXY STATEMENT
                              --------------------


     This proxy statement is furnished by the Board of Directors of The New Germany Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 20, 1997 at the offices of Deutsche Morgan Grenfell Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 5, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 33,073,896 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 9, 1997.

     The Board of Directors of the Fund has nominated six Directors for election at the Meeting (Proposal 1) and approved the selection of Price Waterhouse LLP as independent accountants to the Fund for the fiscal year ending December 31, 1997, for ratification by the stockholders at the Meeting (Proposal 2). The election of Directors (Proposal 1) requires the affirmative vote of a plurality of the shares represented at the Meeting. Ratification of the selection of Price Waterhouse LLP (Proposal 2) requires the affirmative vote of a simple majority of the shares represented at the Meeting.

     The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the nature of the business to be acted on at the Meeting, the Fund does not anticipate receiving any broker "non-votes".

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class III expires at the 1997 annual meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Three Class III nominees are proposed in this Proxy Statement for election. In addition, two Class I nominees and one Class II nominee, elected by Directors to fill vacancies on the Board, are also proposed in this Proxy Statement for election.

     Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

     The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Mr. Robert
H. Wadsworth, who was elected to the Board on June 19, 1992; Dr. Franz Wilhelm Hopp, who was elected to the Board on June 18, 1993; Mr. Ernst-Ulrich Matz, who was elected to the Board on April 24, 1995; Mr. Peter Zuhlsdorff, who was elected to the Board on October 21, 1996; and Dr. Ronaldo H. Schmitz, who was elected to the Board on April 18, 1997.

The  following  Directors  have been  nominated  for election at the 1997 Annual
Meeting:

                                                                                                            Shares of Common
                                                                                                           Stock Beneficially
                                                                                                           Owned, Directly or
                                    Position with               Principal Occupations During                   Indirectly,
      Name                  Age        Fund                           Past Five Years                       at May 5, 1997(1)
     ------                -----    -------------            -------------------------------               -------------------
Dr. Franz Wilhelm           54        Director          Member of the Board of Directors of                        --
Hopp                                                        Victoria Holding AG, Victoria
    Class III                                               Lebensversicherung AG and Victoria
                                                            Versicherung AG. Chairman of the
                                                            Supervisory Board of Victoria
                                                            Kapitalanlagegesellshaft mbH. Former
                                                            Chairman of the Board of
                                                            Wurttembergische Lebensversicherung
                                                            AG, Member of the Board of
                                                            Wurttembergische AG Versicherungs-
                                                            Beteiligungsgesellschaft and
                                                            Wurttembergische Versicherung AG
                                                            (1990-1995). Deputy Chairman of the
                                                            Supervisory Board of Leonberger
                                                            Bausparkasse AG. Member of the
                                                            Supervisory Board of Bankhaus
                                                            Ellwanger & Geiger.

Ernst-Ulrich                63        Director          Chief Financial Officer and member of the                  --
Matz(5)                                                     Board of Directors of IWKA
    Class III                                               Aktiengesellschaft. Member of the Board
                                                            of Directors of KUKA Welding Systems
                                                            + Robot Corp. Member of the
                                                            Supervisory Boards of Bopp & Reuther
                                                            AG, Ex Cell-O Holding AG, Rotring
                                                            International GmbH & Co. KG, ARO
                                                            S.A. (Chauteau-du-Loir). Member of the
                                                            District Advisory Boards of Deutsche
                                                            Bank AG (Mannheim) and Gerling-
                                                            Konzern. Chairman of the Rumanian
                                                            Group in the German East-West Trade
                                                            Committee.

Dr. Frank Tromel            61        Director          Chairman of the Board of Managing                          --
    Class III                                               Directors of Delton AG (since 1990).
                                                            Chairman of the Supervisory Board
                                                            of Ceag AG

                                                                                                            Shares of Common
                                                                                                           Stock Beneficially
                                                                                                           Owned, Directly or
                                    Position with               Principal Occupations During                   Indirectly,
      Name                  Age        Fund                           Past Five Years                       at May 5, 1997(1)
     ------                -----    -------------            -------------------------------               -------------------
                                                            (since 1981). Chairman of the Board of
                                                            Managing Directors of Altana AG
                                                            (1987-1990). Member of the Board of
                                                            Managing Directors of Altana AG
                                                            (1977-1987).

Peter Zuhlsdorff                      Director         Chairman, DIH-German Industrie Holding.                    --
  Class II                                                  Chairman of the Supervisory Board of
                                                            GFK AG. Member of the Supervisory
                                                            Boards of Deutsche Hypothekenbank
                                                            AG, Deutz AG, Salamander AG, Merck
                                                            KGaA and Escada AG.  Member of the
                                                            District Advisory Boards of Melitta
                                                            Unternehmensgruppe Bentz KG, Diebels
                                                            GmbH & Co. KG and  Deutsche Bank
                                                            AG.  Advisor to McAndrew & Forbes.
                                                            Chairman of the Board of Wella AG
                                                            (1991-1995).

Dr. Ronaldo H.              58        Chairman,        Member of the Board of Managing Directors                  --
Schmitz                               President and         of Deutsche Bank AG,  Chairman of the
  Class I                             Director              Boards of Managing Directors of
                                                            Deutsche Bank North America Holding
                                                            Corp. and Deutsche Morgan Grenfell Inc.
                                                            Chairman of the Supervisory Boards of
                                                            Metallgesellschaft AG and Tchibo
                                                            Holding AG.  Member of the Supervisory
                                                            Boards of Bertelsmann AG, Deutsche
                                                            Beteiligungs AG, Glaxo Wellcome plc
                                                            and Rohm & Haas Company, Deutsche
                                                            Pfandbrief- und Hypothekenbank AG
                                                            (through 1996), Goedecke AG (through
                                                            1995), Gruner & Jahr AG (through
                                                            1995), Kaufhof Holding AG (through
                                                            1996), Villeroy & Boch AG (through
                                                            1995).

                                                                                                           Shares of Common
                                                                                                         Stock Beneficially
                                                                                                          Owned, Directly or
                                    Position with          Principal Occupations During                      Indirectly,
      Name                  Age        Fund                      Past Five Years                          at May 5, 1997(1)
     ------                -----    -------------       -------------------------------                  -------------------
Christian H.                53        Director         Managing Director of DWS-Deutsche                            --
  Strenger(2)(3)(4)                                       Gesellschaft fur Wertpapiersparen mbH
   Class I                                                (since 1991). Managing  Director  of
                                                          Deutsche  Bank  Securities Corporation,
                                                          the predecessor to DMG (1986-1991).
The following are Directors whose terms continue:

Richard Karl                54        Director         Vice Chairman and Chief Financial Officer                  783
Goeltz                                                    of American Express Co., Group Chief
    Class I                                               Financial Officer and Member of the
                                                          Board of Directors of National
                                                          Westminster Bank Plc. (1991-1996)
                                                          Director and Executive Vice President-
                                                          Finance of Joseph E. Seagram & Sons,
                                                          Inc. (1976-1991). Executive Vice
                                                          President-Finance of The Seagram
                                                          Company Ltd. (1976-1991).

John A. Bult(2)(3)          60         Director        Chairman of PaineWebber International,                    1,278
    Class II                                              Director of PaineWebber Group, Inc.,
                                                          Director of The France Growth Fund, Inc.
                                                          and The Greater China Fund, Inc.

John H. Cannon              55         Director         Vice President and Treasurer of the                        104
   Class II                                               Woolworth Corporation. Director of the
                                                          German American Chamber of
                                                          Commerce, Inc.

Robert H.                   57         Director         President of Robert H. Wadsworth &                         592
Wadsworth(2)                                              Associates, Inc.
   Class II

------------------
(1) As of May 5, 1997, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Strenger and Wadsworth and Dr. Schmitz each also serves as a Director of The Central European Equity Fund, Inc. and The Germany Fund, Inc., the two other closed-end registered investment companies for which DMG acts as manager.

(3) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Dr. Schmitz is an "interested" Director because of his affiliation with Deutsche Bank AG ("Deutsche Bank"), of which DMG is an indirect wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Dr. Schmitz and Mr.Strenger each own shares of Deutsche Bank, of which DBAM and DMG are wholly-owned subsidiaries. As of May 5, 1997, each such Director owned less than 1% of the outstanding shares of Deutsche Bank.

     The Board of Directors presently has an Audit Committee composed of Messrs. Cannon, Wadsworth and Wasserman. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met four times during the fiscal year ended December 31, 1996. In addition, the Board has an Advisory Committee composed of Messrs. Cannon, Wadsworth and Wasserman. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DMG and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. The Board has a Nominating Committee composed of Dr. Schmitz and Mr. Cannon and Dr. Tromel. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DMG or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund. The Nominating Committee met twice during the past fiscal year.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Dr. Hopp, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Dr. Hopp, attended at least 75% of the number of regular meetings of the Board.

     The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The Central European Equity Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The Central European Equity Fund, Inc. (which three funds represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended December 31, 1996, and from the Fund and such other two funds for the year ended December 31, 1996, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                            Total Compensation From the Fund,
                                Aggregate     The Germany Fund, Inc. and The
Name of Director              Compensation  Central European Equity Fund, Inc.
----------------              ------------  ----------------------------------
John H. Cannon                 $  17,250               $  17,250
Richard Karl Goeltz            $  12,000               $  12,000
Dr. Franz Wilhelm Hopp         $   9,000               $   9,000
Ernst-Ulrich Matz              $  10,500               $  10,500
Dr. Frank Tromel               $  12,000               $  12,000
Robert H. Wadsworth            $  15,750               $  48,000
Peter Zuhlsdorff               $   2,625               $   2,625
                               ---------               ---------
    Total                      $  79,125               $ 111,375
                               =========               =========


     No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund.

     The officers of the Fund other than as shown above are:


        Name                      Age         Position with Fund        Principal Occupations During Past Five Years
        ----                      ---         ------------------        --------------------------------------------
G. Richard Stamberger             50       Chief Executive Officer     Managing Director of DMG (since 1993).
                                              and Executive Vice          President, Deutsche Asset Management
                                              President                   North America Inc. (since 1995).
                                                                          Managing Director of C.J. Lawrence, Inc.
                                                                          (1990-1993). Managing Director of
                                                                          Prudential Equity Management Associates
                                                                          at the Prudential Insurance Co. of America
                                                                          (1984-1989).

Robert R. Gambee                  54       Vice President,             Director of DMG (since 1992). First Vice
                                              Secretary and               President of DMG (1987-1991).
                                              Treasurer

Joseph Cheung                     38       Assistant Secretary and     Vice President (since 1996), Assistant Vice
                                              Assistant Treasurer         President (1994-1996) and Associate
                                                                          (1991-1994) of DMG.

     The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 1.

     Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1997. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

     Required Vote. The affirmative vote of the holders of majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May 5, 1997, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

                                             Amount and           Percent of
       Name and Address                      Nature of           Outstanding
      of Beneficial Owner                Beneficial Ownership    Common Stock
      -------------------                --------------------    ------------
President and Fellows of Harvard
College(1) .............................     1,766,954                5.4
c/o Harvard Management Company, Inc.
600 Atlantic Avenue
Boston, MA 02210

Franklin Mutual Advisers, Inc.(1)(2) ...     1,627,400                5.0
51 John F. Kennedy Parkway
Short Hills, NJ 07078

----------
(1) This information is based exclusively on information provided by such person on a Schedule 13G filed with respect to the Fund on February 12, 1997. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of May 5, 1997.

(2) Such person reported that its beneficial ownership resulted from ownership of shares of the Common Stock of the Fund by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect investment advisory subsidiaries of such person.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before January 9, 1998, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 1996 to any stockholder upon request. Such requests should be directed by mail to The New Germany Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437-6269.


                                                         Robert R. Gambee
                                                         Secretary


Dated:  May 9, 1997

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

PROXY
                           THE NEW GERMANY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The New Germany Fund, Inc. (the "Fund") held of record by the undersigned on May 5, 1997 at an Annual Meeting of Stockholders to be held on June 20, 1997 or any adjournment thereof.

     1. ELECTION OF DIRECTORS.  [ ] FOR all nominees         [ ] WITHHOLDING
                                    listed below                 AUTHORITY
                                    (except as marked            to vote for all
                                    to the contrary below)       nominees listed
                                                                 below

(Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)

CLASS I                                  CLASS II                                 CLASS III
(to serve until the                      (to serve until the                      (to serve until the
1998 Annual Meeting of Stockholders)     1999 Annual Meeting of Stockholders)     2000 Annual Meeting of Stockholders)
Dr. Ronaldo H. Schmitz                   Peter Zuhlsdorff                         Dr. Franz Wilhelm Hopp
Christian H. Strenger                                                             Ernst-Ulrich Matz
                                                                                  Dr. Frank Tromel

      2. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

            [ ] APPROVE           [ ] DISAPPROVE           [ ] ABSTAIN

      3. TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.



                                         ______________________________________
                                                  Name (please print)


                                         ______________________________________
                                          Name of Corporation (if applicable)


                                         (By)________________(Date)______  1997
                                               (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.